UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 23, 2011

THE FRESH MARKET, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	1-34940	56-1311233
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Green Valley Road, Suite 500, Greensboro, NC 27408

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (336) 272-1338

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02.	Results of Operations and Financial Condition

The information under this Item 2.02, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On February 23, 2011, The Fresh Market, Inc. issued a press release regarding its financial results for the quarter ended December 31, 2010 and for the year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Section 9-Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release of The Fresh Market, Inc. dated February 23, 2011

This Current Report on Form 8-K contains forward-looking statements that reflect our plans, estimates, and beliefs and involve a number of risks and uncertainties. Any statements contained herein (including, but not limited to, statements to the effect that The Fresh Market or its management “anticipates,” “plans,” “estimates,” “expects,” “believes,” and other similar expressions) that are not statements of historical fact should be considered forward-looking statements. The following are some of the factors that could cause or contribute actual results to differ materially from any forward-looking statements: accounting entries and adjustments at the close of our fiscal quarter and year-end; unexpected expenses and risks associated with our business; our ability to remain competitive in the areas of merchandise quality, price, breadth of selection, customer service and convenience; the effective management of our merchandise buying and inventory levels; our ability to anticipate and/or react to changes in customer demand; changes in consumer confidence and spending; unexpected consumer responses to promotional programs; unusual, unpredictable and/or severe weather conditions; the effectiveness of our logistics and supply chain model, including the ability of our third-party logistics providers to meet our product demands and restocking needs on a cost competitive basis; the execution and management of our store growth and the availability of acceptable real estate locations for new store openings; the actions of third parties involved in our store growth activities, including property owners, landlords, property managers, those involved in the construction of our new store locations and current tenants who occupy one or more of our proposed new store locations, all of whom may be impacted by their financial condition, their lenders, their activities outside of those focused on our new store growth and other tenants, customers and business partners of theirs; global economies and credit and financial markets; our ability to maintain the security of electronic and other confidential information; serious disruptions and catastrophic events; competition; personnel recruitment and retention; acquisitions and divestitures including the ability to integrate successfully any such acquisitions; information systems and technology; commodity, energy and fuel cost increases; compliance with laws, regulations and orders; changes in laws and regulations; outcomes of litigation and proceedings; tax matters and other factors as set forth from time to time in our Securities and Exchange Commission filings. We intend these forward-looking statements to speak only as of the time of this Current Report on Form 8-K and do not undertake to update or revise them as more information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FRESH MARKET, INC.

Dated: February 23, 2011	By:	/s/ Lisa K. Klinger
		Name:	Lisa K. Klinger
		Title:	Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of The Fresh Market, Inc. dated February 23, 2011